SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) Of the

Securities Exchange Act of 1934

Filed by the registrant ☒ Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12

KFx Inc.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

KFx Inc.

55 Madison Street, Suite 745

Denver, Colorado 80206

April 20, 2004

Dear Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of KFx Inc., which will be held at 10:00 a.m. local time on Thursday, May 20, 2004 at our executive offices located at 55 Madison Street, Suite 745, Denver, Colorado 80206.

The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our stockholders.

The Annual Report for the year ended December 31, 2003 is enclosed, and I hope you will read it carefully. Feel free to forward to us any questions you may have if you are unable to be present at the meeting. Our World Wide Web homepage on the Internet is a convenient way to communicate with us. Our homepage is located at http://www.kfx.com.

Also enclosed is a proxy authorizing two of our officers to vote your shares for you if you do not attend the meeting. Whether or not you are able to attend the meeting, I urge you to complete your proxy and return it to our transfer agent, Interwest Transfer Company, Inc., in the enclosed addressed, postage-paid envelope, as a quorum of the stockholders must be present at the meeting, either in person or by proxy, for the conduct of business.

Sincerely,

Theodore Venners Chairman of the Board of Directors and Chief Executive Officer

KFx Inc.

55 Madison Street, Suite 745

Denver, Colorado 80206

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 20, 2004

April 20, 2004

To the Stockholders of KFx Inc.:

The 2004 Annual Meeting of the Stockholders of KFx Inc. (the “Company”) will be held on Thursday, May 20, 2004 at 10:00 a.m. local time at our executive offices located at 55 Madison Street, Suite 745, Denver, Colorado 80206. The purpose of the meeting is to consider and take action upon the following matters:

1.	Election of three directors.

2.	Approval of Deloitte & Touche LLP as our independent accountants for the year ending December 31, 2004.

3.	Such other business as may properly be brought before the meeting and any postponements, continuations, or adjournments thereof.

Only stockholders of record as of the close of business on March 31, 2004 are entitled to notice of and to vote at the meeting or at any postponements, continuations or adjournments thereof.

Our Bylaws require that the holders of a majority of the stock issued and outstanding and entitled to vote be present or represented at the meeting in order to constitute a quorum for the transaction of business. It is important that your stock be represented at the meeting regardless of the number of shares you hold. Whether or not you are able to be present in person, please sign and return promptly the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

THE ENCLOSED PROXY IS BEING SOLICITED BY OUR BOARD OF DIRECTORS. OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

This notice, the proxy and Proxy Statement enclosed herewith are sent to you by order of our Board of Directors.

Rudolph G. Swenson Secretary

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of KFx Inc. for use at the 2004 Annual Meeting of the Stockholders (the “Annual Meeting”) of KFx Inc., a Delaware corporation (the “Company” or “KFx”) to be held on Thursday, May 20, 2004 at 10:00 a.m. local time at our executive offices located at 55 Madison Street, Suite 745, Denver, Colorado 80206, and all postponements, continuations or adjournments thereof. This Proxy Statement and the enclosed proxy were first furnished to our stockholders on or about April 20, 2004.

VOTING PROCEDURES

The presence in person or by proxy of a majority of our outstanding shares of common stock, $.001 par value (the “Common Stock”), entitled to vote at the meeting is necessary to provide a quorum for the transaction of business at the meeting. Your shares can only be voted if you are present in person or are represented by returning a properly signed proxy. Your vote is very important. Whether or not you plan to attend the meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States. All signed and returned proxies will be counted towards establishing a quorum for the meeting, regardless of how the shares are voted.

Shares represented by proxy will be voted in accordance with your instructions. You may specify your choice by marking the appropriate box on the proxy card. If your proxy card is signed and returned without specifying choices, your shares will be voted FOR the nominees for director, FOR the ratification of the selection of Deloitte & Touche LLP as our independent accountants for the year ending December 31, 2004, and as the individuals named as proxy holders on the proxy deem advisable on all matters as may properly come before the meeting. You may revoke your proxy at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice of revocation to us at our address indicated above or by voting in person at the meeting. Any notice of revocation sent to us must include your name and must be received prior to the meeting to be effective.

The election of each director nominee requires the affirmative vote of a plurality of the votes cast in the election of directors. An affirmative vote of a majority of the votes cast at the Annual Meeting is required for ratification and approval of Deloitte & Touche LLP as our independent accountants for the year ending December 31, 2004 and all other matters that may be submitted to our stockholders for consideration. No stockholder of the Company, whether abstaining, voting for or against the nominees listed in Proposal No. 1 or for or against Proposal No. 2 will be entitled to appraisal rights or the right to receive cash for shares under Delaware law or otherwise.

Those shares present, in person or by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer’s shares on one or more matters) on any proposal, will be considered present at the meeting for purposes of establishing a quorum. Each will be tabulated separately.

Under the rules of the American Stock Exchange, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the proposals contained in this proxy.

Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved. Votes cast by proxy will be tabulated by an automated system administered by Interwest Transfer Company,

Inc., our transfer agent. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting.

Our outstanding shares entitled to vote as of March 31, 2004 (the “Record Date”) consisted of 54,493,153 shares of Common Stock. Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each share is entitled to one vote.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Certificate of Incorporation provides for a board of directors consisting of three classes. The members of each class serve three-year staggered terms with one class to be elected at each annual meeting. As provided in our Bylaws, our Board has currently set the total number of directors at nine, with three directors in Class I, three directors in Class II and three directors in Class III. The current terms of the Class I and Class II directors expire at our annual meeting of stockholders in 2005 and 2006, respectively. The current term of the Class III directors expires at the Annual Meeting.

Our Board has nominated Stanford M. Adelstein, Mark S. Sexton and Richard S. Spencer III for election as Class III directors to serve a three-year term expiring at the 2007 annual meeting of stockholders and until their successors are elected and qualified.

Shares represented by properly executed proxies will be voted to elect the director nominees, unless authority to so vote is withheld. The nominees are currently members of the Board and have indicated a willingness to serve as directors if reelected. Our Board has no reason to believe that any director nominee will be unable to serve as a director or become unavailable for any reason. If, at the time of the meeting, any director nominee becomes unavailable for any reason, the persons entitled to vote the proxy will vote, as such persons determine in their discretion, for such substituted nominee, if any, nominated by our Board.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL NO. 1.

Directors

The following table sets forth certain information with respect to our director nominees and the directors who will continue in office after the meeting, including the name and age of each director and nominee, his principal occupation and business experience during the past five years, and the commencement of his term as a director.

Nominees for Election

Name and Age	Principal Occupation or Employment During the Past Five Years; Other Directorships	Director Since
Stanford M. Adelstein (72)	Chairman of the Board and President of Northwestern Engineering Company, a holding company whose subsidiaries are engaged in real estate management, wood products, asphalt paving, and manufacturing ready-mix concrete, since 1966.	1998

Mark S. Sexton (48)	Chairman of the Board, Chief Executive Officer and President of Evergreen Resources, Inc., an independent energy company, since 1996. From 1989 to 1996 Mr. Sexton was Vice President of Operations for Evergreen Resources, Inc. and President of Evergreen Operating Company, its wholly-owned subsidiary. Mr. Sexton is a registered professional engineer in Colorado	1999

Richard S. Spencer III (51)	Mr. Spencer is the manager and Chief Executive Officer of Westcliff Capital Management, LLC. Mr. Spencer has been the manager or president of Westcliff Capital Management LLC or its predecessor company since May 1993. Westcliff Capital Management LLC is an investment adviser for certain investment funds and institutional investors, some of which are stockholders of KFx. Mr. Spencer is a director of Diedrich Coffee, Inc., and a former director of Huntway Refining Company. From 1992 through 1996, Mr. Spencer was vice president and portfolio manager of Wentworth, Hauser and Violich, a registered investment adviser. Mr. Spencer is a certified public accountant.	2002

	Directors Whose Term of Office Will Continue After the Annual Meeting

Name and Age	Principal Occupation or Employment During the Past Five Years; Other Directorships	Director Since
John V. Lovoi (43) (Class II Director)	Mr. Lovoi is founder and director of JVL Partners, a private oil and gas investment partnership. For the prior 15 years Mr. Lovoi has held a number of positions in the global oil and gas business, primarily in the areas of investment banking and equity research, including head of Morgan Stanley’s Global Oil and Gas investment practice. Mr. Lovoi is a Director of Cal Dive International, a publicly traded offshore construction and development specialist.	2003

Jack C. Pester (69) (Class I Director)	Mr. Pester served as our consultant from April 1999 through January 2000. Mr. Pester retired in April 1999 from his position as Senior Vice President of international refining and marketing for The Coastal Corporation, a diversified energy company, which position he held since 1987. Mr. Pester is a past president of the Independent Refiners Association of America and the Petroleum Marketers Association of America. Mr. Pester is a director of AmerUS Life Insurance Company (formerly American Mutual Life Insurance Company) of Des Moines, Iowa.	1994

James S. Pignatelli (60) (Class I Director)	Chairman of the Board, Chief Executive Officer and President of Unisource Energy Corporation, an electric utility holding company, and Chairman of the Board, Chief Executive Officer and President of Tucson Electric Power Company, its principal subsidiary, since July 1998. Previously he served those companies as Senior Vice President and Chief Operating Officer. Mr. Pignatelli has spent his entire business career in the electric utility industry. Mr. Pignatelli serves on the boards of directors of Millennium Energy Holdings, Inc., TMC Healthcare, Greater Tucson Economic Council, Southern Arizona Leadership Council, Habitat for Humanity Advisory Board and the Arizona Council on Economic Education. His memberships include the Tucson Airport Authority, Tucson 30, Arizona-Mexico Commission and the State Bar of California.	2001

James R. Schlesinger (75) (Class II Director)	Mr. Schlesinger is a senior advisor to Lehman Brothers, is Chairman of the Board of Trustees of The MITRE Corporation and serves on several boards as a director or trustee, among which are the boards of Peabody Energy, BNFL Inc., and Sandi Corporation. Mr. Schlesinger is a former director of Seven Seas Petroleum Company. Mr. Schlesinger’s distinguished career in government includes his service as Chairman of the Atomic Energy Commission in 1973, Director of Central Intelligence in 1973, Secretary of Defense 1973-1975, Assistant to the President in 1977 and Secretary of Energy 1977-1979. Among the many awards he has earned are the National Security Medal, five department and agency medals, and the Dwight D. Eisenhower Distinguished Service Medal.	2003

Theodore Venners (55) (Class I Director)	Chairman of our Board since July 1993 and Chief Executive Officer since October 1995. Mr. Venners also served as our President since our inception to September 1993. Mr. Venners served as Chairman of the Board of our former subsidiary, Pegasus Technologies, Inc., from March 1998 until January 2003. He is a founding partner of K-Fuel Limited Partnership and its predecessor, K-Fuel Partnership, and served as managing partner of those entities from 1984 until their merger with us in December 1992. Mr. Venners is a director of Northwestern Engineering Company.	1992

Stanley G. Tate retired as a director on September 19, 2003 after serving since 1997. Mr. Tate has been appointed Chairman of a newly created advisory committee to the Chairman of our Board of Directors. By unanimous consent, on October 14, 2003, the Board appointed John V. Lovoi to the vacancy created by Mr. Tate’s retirement.

Vincent N. Cook retired as a director on March 23, 2004, after serving since 1996. Mr. Cook has also been appointed to the Chairman’s advisory committee. As of the mailing date of this Proxy Statement, the vacancy caused by Mr. Cook’s retirement has not been filled.

Corporate Governance Principles and Board Matters

KFx is committed to having sound corporate governance principles and practices. KFx’s primary corporate governance documents including its Code of Ethics and Board of Director’s Committee Charters, are available to the public on our internet website at http://www.kfx.com.

Independence of Directors

The Board has determined that all current directors of the Company, except Theodore Venners, KFx’s Chairman and Chief Executive Officer, have no material relationship with KFx, directly or indirectly, that would interfere with the exercise of independent judgment, and are “independent” within the meaning of the American Stock Exchange’s (“AMEX”) new director independence standards.

Board Meetings

During 2003 our Board met four times. Our Board also held eight meetings by teleconference. During 2003, all directors, except Mr. Pignatelli, attended at least 75% of the aggregate of (i) the total number of meetings of the Board during 2003 and (ii) the total number of meetings held by all committees of the Board on which such director served in 2003. The Company does not have a policy with regard to attendance of directors at annual meetings, but encourages all of its directors to attend the annual meeting. The 2003 Annual Meeting of Stockholders was attended by one of nine directors comprising the Board at that time. The independent directors meet regularly in executive session without the presence of non-independent directors and management.

Committees of the Board

Audit Committee. The Board has an Audit Committee and, during 2003, its members were Stanley G. Tate (Chairman), Vincent N. Cook, and James S. Pignatelli. Following Mr. Tate’s resignation from the Board, Stanford M. Adelstein was appointed Chairman of the Audit Committee. In September 2003 the number of members of the Audit Committee was increased and James R. Schlesinger was appointed as a member. In December 2003, John V. Lovoi was appointed as a member and subsequent to that appointment, Mr. Schlesinger was reappointed from the Audit Committee to the Corporate Governance and Nominating Committee. As a result of Mr. Cook’s retirement from the Board in March 2004, the Audit Committee currently has three members. During 2003 the Audit Committee met three times. The Audit Committee also held five meetings with the Company’s independent accountants by teleconference. Each member of the Audit Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (“1934 Act”). All current members of the Audit Committee are financially literate and are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. The Board has determined that Stanford M. Adelstein qualifies as an audit committee financial expert as defined within Section 229-401(h) of the 1934 Act. The Audit Committee operates pursuant to a charter adopted by the Board that is included herein as Appendix A and that is also available at

http://www.kfx.com. As enumerated in the charter, the Audit Committee makes recommendations concerning the engagement of independent public accountants and reviews the Company’s published quarterly and annual financial statements with the independent public accountants. The Audit Committee also reviews with the independent accountants the plans and results of the audit engagement, the range of audit and non-audit fees, and the adequacy of our accounting and internal control policies and procedures. The Audit Committee oversees and periodically confirms the independence of our independent accountants and reviews the results of the audit and the independent accountant’s report to management for each fiscal year with the independent accountants. The Audit Committee engaged Deloitte & Touch LLP as the Company’s independent accountants for 2004. See “Proposal No. 2 – Ratification of Selection of Independent Accountants,” below. See also “Audit Committee Report,” below.

Compensation Committee. The Board has a Compensation Committee and, during 2003, its members were Mark S. Sexton (Chairman), Stanford M. Adelstein and Jack C. Pester. When Mr. Adelstein was named Chairman of the Audit Committee, James R. Schlesinger was appointed to replace Mr. Adelstein on the Compensation Committee. The Board believes that each member of the Compensation Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards. The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, approves the compensation payable to each of the officers of the Company (except the compensation of the Chief Executive Officer which is approved by the entire Board), reviews proposed compensation of executives as provided in the Company’s executive compensation plan and administers the Company’s stock option plans. The Compensation Committee met three times in 2003. The Compensation Committee also met once during 2003 by teleconference. A report of the Compensation Committee on Executive Compensation is included in this Proxy Statement.

Executive Committee. The Board formed an Executive Committee in April 1999. The Executive Committee did not meet during 2003 and has been disbanded.

Corporate Governance and Nominating Committee. The Board formed a Corporate Governance and Nominating Committee (the “Governance Committee”) in 2003 and, during 2003, its members were Jack C. Pester (Chairman), Stanford M. Adelstein and Mark S. Sexton. When Mr. Adelstein was appointed Chairman of the Audit Committee, Mr. Spencer was appointed to replace him on the Governance Committee. The Board believes that each member of the Governance Committee satisfies the independence standards specified in Section 121A of the AMEX listing standards. The Governance Committee has adopted a charter, which has been ratified and approved by the Board. A copy of the Governance Committee Charter is available on the KFx website at http://www.kfx.com. A copy of the charter is also available in print to stockholders upon request, addressed to KFx Inc., Secretary, 55 Madison Street, Suite 745, Denver, Colorado 80206. The Governance Committee, among other things, identifies, evaluates and recommends individuals qualified to be directors of the Company and is in charge of developing and recommending corporate governance guidelines for the Company. In evaluating candidates for nomination to the board, the committee takes into account the applicable requirements for directors under the Exchange Act and the listing standards of the American Stock Exchange. The committee considers stockholder nominees for election to the Board if the Secretary of the Company receives timely advance written notice of such nominees. The Governance Committee met one time during 2003. In 2004, Mr. Schlesinger was added to the Governance Committee.

Finance and Strategy Committee. The Board formed a Finance & Strategy Committee in 2003, and its initial members were Stanley G. Tate (Chairman), Mark S. Sexton and Richard S. Spencer, III. The Finance and Strategy Committee reviews and makes recommendations to the Board concerning the selection of investment bankers, selection of the stock exchange for listing the Company’s securities for trading, funding strategies for commercial projects and other capital needs, developing and monitoring the Company’s investment policy, and other financial issues. The committee met once during 2003. Mr. Lovoi was appointed to fill the vacancy created by Mr. Tate’s retirement and Mr. Spencer became Chairman of the committee.

Plant Contract Administration Committee. The Board formed a Plant Contract Administration Committee (the “Plant Committee”) in 2003, and its initial members were Jack C. Pester (Chairman), Stanford M. Adelstein and Theodore Venners. The Plant Committee is responsible to the Board for review and approval of budgets, contracting procedures, and status reports for commercial plant project construction within financial limits established by the Board. The Plant Committee held one meeting during 2003.

Code of Ethics

The Board of Directors has adopted a Code of Ethics to provide guidance on maintaining the Company’s commitment to being honest and ethical in its business endeavors. The Code of Ethics covers a wide range of business practices, procedures and basic principles regarding corporate and personal conduct and applies to all directors, executives, officers and employees. A copy of our Code of Ethics was attached as Exhibit 14 to our Annual Report on Form 10-K for our fiscal year ended December 31, 2003. A copy of our Code of Ethics may also be obtained by written request submitted to the Secretary at KFx Inc., 55 Madison Street, Suite 745, Denver, Colorado 80206. The Company intends to satisfy any disclosure requirements regarding amendments to, or waivers from, any provision of the Code of Ethics by disclosing on the Company’s website, by press release and/or on a current report on Form 8-K.

Stockholder Communications with the Board

Any stockholder desiring to contact the Board of Directors, or any individual director, may do so by written communication directed to Stanford M. Adelstein, the independent director who has been designated by the Board to receive such communications. Communications should be addressed to Stanford M. Adelstein, c/o Secretary, KFx Inc., 55 Madison Street, Suite 745, Denver, Colorado 80206. Any communications received that are directed to the Board will be processed by the Secretary and distributed promptly to the Board or individual directors, as appropriate. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use his or her business judgment to determine whether such communication should be conveyed to the Board.

Stockholder Procedures to Nominate Directors

The Governance Committee will consider qualified candidates for possible nomination that are submitted by stockholders in accordance with the Company’s Bylaws and policies regarding director nominations. Any stockholder nominations will be evaluated using the same criteria set forth in the Governance Committee Charter as are applicable to persons nominated by other sources.

Stockholders wishing to make such a submission may do so by providing all information regarding the nominee that would be required under applicable SEC proxy rules, including (in addition to the information required in the Bylaws or by applicable law): (i) the full name and resident address of nominee; (ii) the age of nominee; (iii) the principal occupation of the nominee for the past five years; (iv) any current directorship held on public company boards; (v) the number of shares of common stock held by nominee, if any; and (vi) a signed statement of the nominee consenting to serve if elected. In addition, the stockholder making the nomination and the beneficial owner, if any, on whose behalf the nomination is being made must provide (i) the name and address, as they appear on the corporation’s books, of such stockholder and such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) any material interest of the stockholder and/or such beneficial owner in the nominee or the nominee’s election as a director. Such information should be sent to the Governance Committee, c/o the Secretary of the Company, at the address listed above.

In addition to potential director nominees submitted by stockholders, the Governance Committee considers candidates submitted by directors, as well as self-nominations by directors and, from time to time in its sole discretion, it may consider candidates submitted by a third-party search firm hired for the purpose of identifying director candidates. The committee has not retained a third-party search firm to assist in the identification or evaluation of Board member candidates for election to the Board at the Annual Meeting, although it may do so in the future. The committee investigates potential candidates and their individual qualifications, and all such candidates, including those submitted by stockholders, will be similarly evaluated by the committee using the board membership criteria set forth in the Governance Committee Charter and described under “Corporate Governance and Nominating Committee.”

No candidates for director nominations were submitted to the Governance Committee by any stockholder in connection with the Annual Meeting. Any stockholder desiring to present a nomination for consideration by the Governance Committee prior to the 2005 annual meeting must do so in accordance with the Company’s policies and Bylaws.

EXECUTIVE OFFICERS

Set forth below is certain information regarding our executive officers, including age, principal occupation during the last five years and the date each first became an executive officer.

Name (Age)	Present Executive Officers	Executive Officer Since
Theodore Venners (55)	Chairman of our Board and Chief Executive Officer. More detailed information regarding Mr. Venners’ business experience is set forth under “Directors Whose Term of Office Will Continue After the Annual Meeting.”	1992

C. Scott Hobbs (50)	President and Chief Operating Officer since January 2004. Mr. Hobbs last served as Executive Vice President, Chief Operating Officer and Board Member of Colorado Interstate Gas Co. and President and Chief Executive Officer of CIG Resources Co., both subsidiaries of The Coastal Corporation. Prior to that he held a number of positions over 24 years with The Coastal Corporation. Mr. Hobbs is a certified public accountant.	2004

Rudolph G. Swenson (66)	Secretary and Treasurer since 1992 and Vice President of Contracts and Patents since June 1996. From January 1994 to June 1996, Mr. Swenson served as our Chief Financial Officer. Mr. Swenson is a past member of the Board of Directors of the Black Hills Regional Eye Institute.	1992

Matthew V. Elledge (33)	Vice President and Chief Financial Officer since March 2004. From 2001 to 2004, Mr. Elledge was President of MVE Enterprises LLC, a financial consulting firm. He served as Vice President of New West Capital Inc., a venture capital firm from 2000 to 2001 and was Director of Investor Relations for Jato Communications Corporation, a telecommunications firm, from 1999 to 2000. Mr. Elledge is a certified public accountant and was a Manager for Ernst & Young LLP from 1994 to 1998.	2004

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information for each of the last three fiscal years concerning compensation paid by us to our Chief Executive Officer and each executive officer who earned a total annual salary and bonus that exceeded $100,000 for 2003 (the “Named Executive Officers”).

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Positions	Year	Salary	Bonus			Securities Underlying Options (#)
Theodore Venners Chairman of the Board President and CEO	2003 2002 2001	$180,000 155,000 120,000		$415,350 10,000 60,000	(1)	250,000 — 100,000
Rudolph G. Swenson Vice President, Secretary and Treasurer	2003 2002 2001	$120,000 107,500 85,000	$ $	47,925 5,000 30,000	(2)	50,000 — 75,000
Jerry A. Mitchell(3) Vice President and CFO	2003	$110,000		$—		150,000

(1)	The bonus was in the form of a grant of 65,000 shares from the 2002 Stock Option & Incentive Plan.

(2)	A bonus for 2003 was awarded effective January 2, 2004 in the form of a grant of 7,500 shares from the 2002 Stock Option & Incentive Plan.

(3)	Jerry A. Mitchell resigned as Vice President of Finance in January 2004. He received less than $100,000 in fiscal year 2002 and was not an employee in 2001.

The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all our employees, such as group health insurance, paid parking, certain educational and training programs, vacation and sick leave. In addition, we make available certain non-monetary benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. We consider such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer listed in the above table, which cannot be precisely ascertained but which is less than $50,000 and less than 10% of the annual salary of each such executive officer, is not included in such table.

Compensation of Directors

Directors who also serve as officers and employees of the Company or its subsidiaries are not entitled to compensation as Board members. All other directors receive $1,000 for attendance at each Board or committee meeting and $500 for each Board or committee conference call. Directors are also reimbursed for out-of-pocket travel and other expenses incurred in attending Board and/or committee meetings.

Compensation Pursuant to Stock Incentive Plans

2002 Stock Incentive Plan. In June 2002, our stockholders approved and adopted the 2002 Stock Incentive Plan (the “2002 Plan”). We have reserved 2,000,000 shares of Common Stock for issuance under the 2002 Plan. As of March 31, 2004, stock grants and options for 1,915,500 shares had been awarded, leaving 84,500 shares available under the 2002 Plan. The Compensation Committee of the Board of Directors has awarded each Board member 20,000 options under the 2002 Plan as compensation for their service in 2002 and 20,000 options as compensation for their service in 2003. The options were immediately vested on the date of grant. If a non-employee director acquired shares upon exercise of such options and ceased to serve as a director for any reason other than death before the first anniversary of the date of grant of the options, the Company has the right to repurchase the shares at the exercise price. The exercise price for options granted and unexercised under the 2002 Plan ranges from $2.75 to $7.75 per share. The exercise prices of the options at the time of grant were at or above prevailing market prices.

1999 Stock Incentive Plan. In April 1999, we adopted the 1999 Stock Incentive Plan (the “1999 Plan”) and reserved 2,000,000 shares of Common Stock for issuance upon the exercise of options, SARs, dividend equivalent rights, restricted stock and other awards granted under the 1999 Plan. Awards granted under the 1999 Plan to directors may be nonqualified stock options, SARs, dividend equivalent rights, restricted stock or other awards. The 1999 Plan authorizes the Compensation Committee (the plan administrator) to determine the terms and conditions of any award, except that the exercise price of nonqualified stock options cannot be less than 85% of the fair market value of the common stock on the date the option is granted. The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of us as specified in agreements issued under the 1999 Plan. The Compensation Committee may accelerate the vesting and release from any restrictions on transfer and repurchase or forfeiture rights of any outstanding award, or prevent such acceleration or release, with respect to any merger, consolidation, change of control or similar corporate transaction involving us. During 2002 all of the SARs were exercised and the Company issued three year options in satisfaction of the SARs. As of March 31, 2004, stock grants and options for 1,975,000 shares had been granted, leaving 25,000 shares available for grant under the 1999 Plan. The exercise price for options granted and unexercised under the 1999 Plan ranges from $1.00 to $2.70 per share.

1996 Stock Option and Incentive Plan. From 1996 through 1998, directors who were not our employees received an annual grant of options to purchase 10,000 shares of Common Stock under the 1996 Stock Option and Incentive Plan (the “1996 Plan”). Under the terms of the 1996 Plan, the grant of nonqualified stock options to non-employee directors was automatic on the third business day after the annual meeting of stockholders. The options were immediately vested on the date of grant. If a non-employee director acquired shares upon exercise of such options and ceased to serve as a director for any reason other than death before the first anniversary of the date of grant of the options, the Company had the right to repurchase the shares at the exercise price. We have reserved 1,500,000 shares of Common Stock for issuance under the 1996 Plan. As of March 31, 2004, stock and option awards for 1,299,334 shares had been granted, leaving awards for 200,666 shares available for grant under the 1996 Plan.

1992 Amended and Restated Stock Option Plan. In December 1993, our stockholders approved and we adopted an Amended and Restated Stock Option Plan (the “Amended Plan”), which amended and restated the 1992 Stock Option Plan. We have reserved a total of 1,000,000 shares for issuance under the Amended Plan. The Amended Plan provides for the granting, to executive and other key employees, of incentive stock options and the granting of non-qualified stock options to such persons as the Board of Directors (the administrator of the Amended Plan) shall select. As of March 31, 2004, options to purchase 422,000 shares have been awarded, leaving stock options for 578,000 shares available for grant under the Amended Plan.

Equity Compensation Plan Information

As set forth above under “Compensation Pursuant to Stock Incentive Plans,” we have adopted stock incentive plans to provide incentives to attract and retain officers, directors and key employees and consultants. We currently have reserved a total of 6,500,000 shares of our $.001 par value Common Stock for granting awards, including 1,000,000 shares under our 1992 Plan, 1,500,000 shares under our 1996 Plan, 2,000,000 shares under our 1999 Plan and 2,000,000 shares under our 2002 Plan. As of March 31, 2004, a total of 1,221,334 shares have been issued from option exercises and share awards under our four plans. In the aggregate, there remain 5,278,666 shares available for issuance under outstanding and future awards pursuant to the 1992 Plan, the 1996 Plan, the 1999 Plan and the 2002 Plan.

The following table sets forth a description of our equity compensation plans as of December 31, 2003:

Plan Category	Number of securities to be issued upon exercise of outstanding options and other rights (a)	Weighted-average exercise price of outstanding options and other rights (b)	Number of securities remaining available for future issuance under equity compensation plans, excluding securities reflected in column (a)(c)
Equity compensation plans approved by security holders	3,782,500	$2.89	1,730,666
Equity compensation plans not approved by security holders	0	—	0

Stock Options and Share Grants Awarded to Named Executive Officers During 2003

The following table reports information regarding grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2003.

Options/SAR Grants in Last Fiscal Year

	Individual Grants				Potential realizable value at assumed annual rates of stock price appreciation for option term		Alternative in (f) and (g): grant date value
Name	Number of securities underlying Options/SARs granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/sh)	Expiration date	5% ($)	10% ($)	Grant date present value $
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Theodore Venners	250,000	83.3%	3.90	7/26/10	$396,923	$924,999	—
Rudolph Swenson	50,000	16.7%	3.90	7/26/10	$79,385	$185,000	—

2003 Year-End Option Values

The following table reports certain information regarding outstanding stock options held at December 31, 2003 by the Named Executive Officers.

2003 Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at 12/31/03 (Exercisable / Unexercisable)	Value of Unexercised In-the-Money Options at 12/31/03 (Exercisable / Unexercisable) (1)
Theodore Venners	—	—	650,000 / 200,000	$2,950,500 / $730,000
Rudolph G. Swenson	—	—	260,000 / 40,000	1,018,375 / 146,000
Jerry A. Mitchell	—	—	50,000 / 100,000	240,000 / 480,000

(1)	Based on the closing price of $7.55 of the Common Stock on the American Stock Exchange on December 31, 2003, and is calculated by subtracting the exercise price per share from the applicable closing price.

Compensation Committee Interlocks and Insider Participation

Mr. Theodore Venners, our Chairman of the Board and Chief Executive Officer, serves as a director of Northwestern Engineering Company. Mr. Stanford Adelstein, the Chairman of the Board and the President of Northwestern Engineering Company, serves as our director and as Chairman of our Audit Committee.

Committee Report on Executive Compensation

Executive Compensation

All decisions on compensation for our executive officers are made by the Compensation Committee of the Board. The executive compensation program presently consists of annual base salary, short-term incentives in the form of annual cash or stock bonuses and long-term incentives in the form of stock options.

The committee believes that the compensation of executive officers should reflect the scope of their responsibilities, our success and the contributions of each executive to that success. In addition, the committee believes that base salaries should approximate the mid-point of competitive salaries derived from market surveys and that short-term and long-term incentive compensation should reflect our performance and the contributions of each executive.

External competitiveness is an important element of the committee’s compensation policy. The competitiveness of compensation for our executives is assessed by comparing it to market data.

The process of determining each of the elements of compensation for our executive officers is outlined below.

Base Salary

Base salaries are intended to approximate the mid-point of competitive salaries for similar organizations of comparable size, market capitalization and complexity. Executive salaries are adjusted gradually over time and only as necessary to meet this objective. Increases in base salary may be moderated by other considerations, such as geographical or regional market data, industry trends and internal fairness. It is the committee’s intention that over time the base salaries for the CEO and the other executive officers will approach the mid-point of competitive data.

Cash & Share Bonus

The committee establishes a median potential bonus for each executive officer by using the market data on total cash compensation from the same executive compensation surveys as used to determine salaries. The committee’s determination with respect to bonuses is based on a subjective evaluation of the contributions of each executive that are not captured by operating measures but are considered important in the creation of long-term stockholder value.

Stock Incentive Program

Our primary goal is to excel in the creation of long-term value for our stockholders. The principal incentive tool used to achieve this goal is the periodic award to key employees of options to purchase our Common Stock.

The committee and management believe that awards of stock options to purchase our shares accomplish many objectives. The grant of options to key employees encourages equity ownership in us, and closely aligns management’s interest to the interests of all the stockholders. The emphasis on stock options also results in management’s compensation being closely linked to stock performance. In addition, because they are subject to vesting periods of varying durations and to forfeiture if the employee leaves us prematurely, stock options are an incentive for key employees to remain with us long term.

Awards are not made annually in conjunction with the annual review of cash compensation, but are made periodically. The committee considers total compensation of executives, actual and anticipated contributions of each executive (which includes a subjective assessment by the committee of the value of the executive’s future potential within the organization), as well as the value of previously awarded options as described above, in determining awards.

Policy on Deductibility of Compensation

The committee has also considered the application of Section 162(m) of the Internal Revenue Code to our compensation practices. Section 162(m) limits the tax deduction available to public companies for annual compensation paid to senior executives in excess of $1 million unless the compensation qualifies as “performance based.” The annual cash compensation paid to our individual executives does not approach the $1 million threshold, and we believe that our stock incentive plans qualify as “performance based.” Therefore, we do not believe any further action is necessary in order to comply with Section 162(m). From time to time, the committee will re-examine our compensation practices and the effect of Section 162(m).

2003 CEO Compensation

Cash compensation for Mr. Theodore Venners is reviewed by both the Compensation Committee and the full Board. The committee and the Board evaluate Mr. Venners’ performance and compensation using a process similar to that used for our other executive officers.

Awards to Mr. Venners of shares and stock options to purchase our shares of Common Stock are reviewed and determined periodically by the Compensation Committee using criteria similar to that used for our other executive officers. During 2003, Mr. Venners was granted options to purchase 250,000 shares of stock at $3.90, which was the closing market price on the date of grant, and was awarded a bonus in the form of 65,000 shares of stock. Both awards were from the 2002 Plan.

The Compensation Committee of the Board of Directors

Mr. Mark S. Sexton, Chairman

Mr. Jack C. Pester

Mr. James R. Schlesinger

Comparative Performance Graph

The Securities and Exchange Commission requires that we include in this Proxy Statement a line-graph presentation comparing cumulative, five-year stockholder returns (assuming reinvestment of dividends) for our Common Stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by us. The following graph assumes $100 invested on December 31, 1998 in our Common Stock, the Russell 2000® Index and a peer group of companies. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

Comparison of 5 Year Cumulative Total Return Among KFx Inc., the Russell 2000® Index,

The Peer Group of Companies, and the Standard & Poor’s 500

from December 31, 1998 to December 31, 2003

(Assumes Initial Investment of $100)

	12/29/99	12/31/00	12/31/01	12/31/02	12/31/03
KFX	112	108	199	173	503
Russell 2000®	121	118	121	96	142
Peer Group	133	192	108	66	123
S&P 500	121	110	96	76	97

KFx’s Peer Group is comprised of the following companies: AES Corporation; Calpine Corporation; Ballard Power Systems Inc.; Huaneng Power International Inc.; Consolidated Energy Inc.; Massey Energy Company; Arch Coal Inc.; Active Power Inc.; FuelCell Energy, Inc.; Plug Power, Inc.; USEC Inc.; Penn Virginia Corporation; Beacon Power Corporation; Millenium Cell, Inc.; Hydrogenics Corporation; Alliance Resources Partners, LP; Evergreen Solar, Inc.; Westmoreland Coal Company; Rentech Inc; York Research Corporation; U.S. Energy Systems, Inc; Yanzhou Coal Mining Company, Ltd.;

and Suncor Energy, Inc. All companies in the Peer Group are listed on U.S. stock exchanges or the Nasdaq system.

We are excluded from the Peer Group for purposes of the comparative performance graph.

From July 21, 1994 to January 29, 1996, our Common Stock was traded on the Nasdaq SmallCap Market under the trading symbol “KFXI.” Beginning January 30, 1996, our Common Stock was traded on the American Stock Exchange under the trading symbol “KFX.”

STOCK OWNERSHIP

The following table sets forth certain information, as of March 31, 2004, with respect to the holdings of (1) each person who is the beneficial owner of more than five percent of our Common Stock, (2) each of our directors, (3) the CEO and each Named Executive Officer, and (4) by all of our directors and executive officers as a group.

Beneficial ownership of the Common Stock is determined in accordance with the rules of the SEC and generally includes any shares of Common Stock over which a person exercises sole or shared voting or investment powers, or of which a person has a right to acquire ownership at any time within 60 days of March 31, 2004. Except as otherwise indicated, and subject to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock held by them. Applicable percentage ownership in the following table is based on 54,493,153 shares of Common Stock outstanding as of March 31, 2004.

Unless otherwise indicated below, the address of each of the principal stockholders is c/o KFx, Inc. 55 Madison Street, Suite 745, Denver, Colorado 80206.

Name and Address	Shares Beneficially Owned		Percentage of Class

Stanford M. Adelstein	365,000	(1)	*

C. Scott Hobbs	—		*

Cristobal Energy Co., Inc. 1270 Stone Canyon Road Los Angeles, California 90077	2,850,000		5.2%

John V. Lovoi	10,000	(2)	*

Westcliff Capital Management, LLC 200 Seventh Avenue, Suite 105 Santa Cruz, California 95062	9,831,250	(3)	15.9%

Jack C. Pester	302,126	(4)	*

James S. Pignatelli	75,000	(5)	*

James R. Schlesinger	468,333	(6)	*

Mark S. Sexton	414,166	(7)	*

Richard S. Spencer III	9,861,250	(8)	16.0%

Theodore Venners	3,906,604	(9)	7.1%

Rudolph G. Swenson	347,600	(10)	*

Matthew V. Elledge	43,000	(11)	*

RAM Trading c/o Caledonia Bank & Trust Limited Caledonian House P.O. Box 1043 George Town, Grand Cayman	5,123,447	(12)	5.9%

Security Benefit One Security Benefit Place Topeka, Kansas 66636-0001	4,031,700	(13)	7.3%

All directors and executive officers as a group (11 persons)	15,793,079	(14)	24.7%

*	Less than 1 percent.

(1)	Represents 200,000 shares owned by Northwestern Engineering Company, of which Mr. Adelstein is Chairman of the Board and controls 95% of the outstanding voting shares of capital stock, and 165,000 shares which Mr. Adelstein has the right to acquire within 60 days of March 31, 2004, pursuant to the exercise of options.

(2)	Includes 10,000 shares which Mr. Lovoi has the right to acquire within 60 days of March 31, 2004, pursuant to the exercise of options. Mr. Lovoi also has a pecuniary interest, but no voting control, in shares of KFx Inc. held by certain investment limited partnerships managed by Westcliff Capital Management, LLC.

(3)	These securities are owned directly by investment limited partnerships of which Westcliff Capital Management, LLC (“Westcliff”) is the general partner and investment adviser, and by other investment advisory clients of Westcliff. Westcliff has discretionary authority to vote and dispose of such securities on behalf of its clients, and thus is deemed to have indirect beneficial ownership thereof. Mr. Spencer is the controlling owner of Westcliff. See footnote 11, below. Includes 7,288,750 shares which such partnerships and other advisory clients have the right to acquire within 60 days of March 31, 2004, pursuant to the exercise of warrants.

(4)	Includes 285,000 shares which Mr. Pester has the right to acquire within 60 days of March 31, 2004, pursuant to the exercise of options.

(5)	Includes 75,000 shares which Mr. Pignatelli has the right to acquire within 60 days of March 31, 2004, pursuant to the exercise of options.

(6)	Includes (a) 303,333 shares which Mr. Schlesinger has the right to acquire pursuant to the exercise of warrants, and (b) 85,000 shares which Mr. Schlesinger has the right to acquire pursuant to the exercise of options, both within 60 days of March 31, 2004.

(7)	Includes 66,666 shares which Mr. Sexton has the right to acquire pursuant to the exercise of warrants, and 227,500 shares which Mr. Sexton has the right to acquire pursuant to the exercise of options, all within 60 days of March 31, 2004.

(8)

Includes 30,000 shares which Mr. Spencer has the right to acquire within pursuant to the exercise of options within 60 days of March 31, 2004. The remaining securities are owned directly by investment limited partnerships of which Westcliff is the general partner and investment adviser, and by other investment advisory clients of Westcliff. As the controlling person of Westcliff, Mr. Spencer is deemed to have indirect beneficial ownership of such securities. Includes 7,288,750 shares which such partnerships and other advisory clients have the right to acquire within 60 days of March 31, 2004, pursuant to the exercise of warrants and 2,494,900 shares held by such partnerships and other advisory clients.

(9)	Includes 650,000 shares which Mr. Venners has the right to acquire within 60 days of March 31, 2004 pursuant to the exercise of options and 66,667 shares which Mr. Venners has the right to acquire pursuant to the exercise of a warrant. Does not include 66,667 warrants owned by Mr. Venners’ spouse over which he disclaims beneficial ownership.

(10)	Includes 190,000 shares which Mr. Swenson has the right to acquire within 60 days of March 31, 2004 pursuant to the exercise of options.

(11)	Includes 40,000 shares which Mr. Elledge has the right to acquire within 60 days of March 31, 2004 pursuant to the exercise of options.

(12)	Includes 3,026,250 shares which RAM Trading has the right to acquire within 60 days of March 31, 2004 pursuant to the exercise of warrants.

(13)	Includes 800,000 shares which Security Benefit has the right to acquire within 60 days of April 4, 2003, pursuant to the exercise of warrants and 20,000 shares relating to shares over which Security Benefit may exercise investment discretion.

(14)	Includes an aggregate of 1,777,500 shares which directors and executive officers as a group have the right to acquire within 60 days of March 31, 2004 pursuant to the exercise of options and an aggregate of 7,725,416 shares pursuant to the exercise of warrants.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of our common stock (such persons “Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange, and to furnish the Company with copies of all such reports. Based solely on the review of the Forms 3, 4 and 5 furnished to us and certain representations made to us, we believe that during the year ended December 31, 2003, there were no filing deficiencies under Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Royalty and License Agreements

We are a party to a Royalty Agreement with Edward Koppelman, whereby Mr. Koppelman is entitled to receive a royalty equal to 25% of our worldwide royalty and license fee revenue. The royalty to Mr. Koppelman will cease when the cumulative payments to him reach the sum of approximately $75.2 million. Mr. Koppelman passed away in October 1997 and all his rights and obligations as discussed above are held by his estate. In his will, Mr. Koppelman bequeathed 50% of the royalty stream to Theodore Venners, our Chairman and Chief Executive Officer.

Other

On February 9, 2001, KFx closed a transaction with Evergreen Resources, Inc. (“Evergreen”) under which we sold to Evergreen a portion of our preferred stock investment in Pegasus, representing an approximate 8.8% as converted interest in Pegasus, for $1,500,000. We repurchased this preferred stock for $2,000,000 plus 6% of the repurchase price per annum on May 1, 2002. In addition, Evergreen was granted a five-year warrant to purchase 1,000,000 shares of our Common Stock at $3.65 per share, which was subsequently reduced to $2.25 per share. During 2003, Evergreen exercised its warrant and purchased 1,000,000 shares of our Common Stock. Evergreen’s chairman, Mr. Sexton, is a member our Board of Directors and serves on our Compensation Committee, our Corporate Governance and Nominating Committee and on our Finance and Strategy Committee.

We have a consulting agreement with Venners & Company, Ltd. for legislative and governmental affairs services. Venners & Company, Ltd. is controlled by John P. Venners, the brother of Theodore Venners. During 2003, Venners & Company, Ltd. was paid $249,186 in cash for consulting fees. In 2003, Venners & Company, Ltd. was reimbursed 31,523 for expenses relating to our business. We also provided office space for Venners & Co. Ltd in Arlington, Virginia. We paid $59,500 for the office space in 2003 but received $33,800 in sub-lease income. The consulting agreement was terminated and a new agreement was executed effective April 1, 2004. This agreement provides for a flat monthly fee of $18,000, inclusive of all expenses and can be terminated by either party upon written notice to the non-terminating party.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Board has selected Deloitte & Touche LLP to serve as our independent accountants for the fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP previously served as our independent accountants for the fiscal years ended December 31, 1992 through December 31, 2001. The Board formally terminated the relationship with PricewaterhouseCoopers LLP in January 2003 prior to audit of the Company’s financial statements for the fiscal year ended December 31, 2002. On February 5, 2003, Deloitte & Touche LLP was selected to conduct our audit for the fiscal year ended December 31, 2002. These actions were approved by the Company’s Board of Directors upon recommendation of its Audit Committee. Representatives of Deloitte & Touche LLP will be present at the meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

PricewaterhouseCoopers’ LLP report on the Company’s financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that PricewaterhouseCoopers’ LLP opinion on our 2001 financial statements included an explanatory paragraph expressing substantial doubt regarding our ability to continue as a going concern. During the Company’s fiscal year ending December 31, 2001 and the period from January 1, 2002 through February 5, 2003, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the fiscal year ended December 31, 2001, or within the interim period from January 1, 2002 through February 5, 2003. PricewaterhouseCoopers’ LLP letter to the Securities and Exchange Commission stating its agreement with the statements in this paragraph was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K, dated February 5, 2003.

During the years ended December 31, 2002 and 2001 and through February 5, 2003, the Company did not consult Deloitte & Touche LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Board is submitting its selection of our independent accountants for ratification by our stockholders at the meeting in order to ascertain the views of stockholders regarding such selection. In the event of a negative vote on this ratification, the Board may reconsider its selection.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2

Auditor Independence Assessment

In addition, the Audit Committee has discussed with the independent accountants their independence from us and our management, including matters in the written disclosures and letters provided by the independent auditors to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

Audit Committee Report

The Audit Committee has discussed with our independent accountants, Deloitte & Touche LLP, the overall scope and plans for their audit. The Audit Committee met with the independent accountants, with and without management present, to discuss the results of their examination as well as the overall quality of our financial reporting. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented.

During March of 2003, the Audit Committee met and held discussions with management and with our independent accountants Deloitte & Touche LLP, to review the status of the audit for the fiscal year ended December 31, 2002. In April of 2003, the Audit Committee met with PricewaterhouseCoopers LLP to review the audited financial statements contained in our Annual Report on Form 10-K/A for the year ended December 31, 2002. The Audit Committee also reviewed and discussed such financial statements with management. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by various Statements on Auditing Standards regarding Communications with Audit Committees.

The Audit Committee met with Deloitte & Touche LLP to discuss our quarterly financial statements and our internal controls. In March 2004, the Audit Committee met with Deloitte & Touche LLP to review the audit for the fiscal year ended December 31, 2003.

In reliance on the reviews, meetings and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. The Audit Committee and the Board also have recommended the selection of the Company’s independent accountants for the fiscal year ending December 31, 2004.

The Audit Committee of the Board of Directors(1)

Stanford M. Adelstein, Chairman

John V. Lovoi

James S. Pignatelli

(1)	Stanley G. Tate retired from the Audit Committee on September 19, 2003. Stanford M. Adelstein was appointed to fill this vacancy on the Company’s Audit Committee. Also, on December 4, 2003, Mr. Lovoi was appointed to the Audit Committee. On March 23, 2004, Vincent N. Cook retired from the Audit Committee.

Auditor Fees

The following table shows the aggregate fees billed to the Company for professional services by Deloitte & Touche LLP and PricewaterhouseCoopers LLP for fiscal years 2003 and 2002:

	Fiscal 2003	Fiscal 2002
Audit Fees(1)	$203,000	$206,000
Audit-Related Fees	$3,000	$—
Tax Fees	$6,000	$—
All Other Fees	$—	$—

Total Fees	$212,000	$206,000

(1)	Includes charges by PricewaterhouseCoopers LLP of $21,000 for fiscal year 2003 and $79,000 for fiscal year 2002. The remaining charges were from Deloitte & Touche LLP, our principal independent accountants.

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of the Company’s consolidated financial statements for fiscal years 2003 and 2002, for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during fiscal 2003 and 2002, and for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for due diligence in connection with acquisitions, accounting consultation and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

All Other Fees. This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent auditors that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

The Audit Committee considered the compatibility of the non-audit-related services performed by and fees paid to Deloitte & Touche LLP in 2003 and the proposed non-audit-related services and proposed fees for 2004 and determined that such services and fees are compatible with the independence of Deloitte & Touche LLP. All audit and non-audit-related services were approved by the Audit Committee.

SOLICITATION OF PROXIES

This solicitation is being made by mail on behalf of our Board, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, electronic means, personal interview or other similar means of communication. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of proxy and Notice of Annual Meeting, and any additional material relating to the meeting, which may be furnished to stockholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by us. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or selected securities dealers. We anticipate that the cost of such supplementary solicitations, if any, will not be material. In addition, we have retained our transfer agent, Interwest Transfer Company, Inc., to solicit proxies from stockholders by mail, in person and by telephone. We will pay Interwest a fee of $1,800 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, together with a letter from Mr. Theodore Venners, our Chairman of the Board of Directors and Chief Executive Officer, has been mailed to stockholders along with this Proxy Statement. We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report on Form 10-K, for the year ended December 31, 2003, as filed with the Securities and Exchange Commission. Requests should be addressed to the Investor Relations Department, 55 Madison Street, Suite 745, Denver, Colorado 80206. Also, such report may be obtained from our Internet homepage at http://www.kfx.com.

OTHER MATTERS

We are not aware of any business to be presented for consideration at the meeting, other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Any stockholder who intends to submit a proposal at the 2005 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than December 31, 2004. Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s Bylaws. Our Bylaws do not contain such an advance notice provision. Accordingly, for our 2005 Annual Meeting of Stockholders, stockholders’ written notices must be received by us before March 16, 2005 for any proposal a stockholder wishes to bring before the meeting but for which such stockholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy. Such proposals should be sent to Rudolph G. Swenson, our Secretary, at 55 Madison Street, Suite 745, Denver, Colorado 80206.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise us whether other persons are the beneficial owners of the shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the shares.

It is important that proxies be returned promptly, whether or not you expect to attend the Annual Meeting in person. We request that you complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. By returning your proxy promptly you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. Stockholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

Rudolph G. Swenson Secretary

Denver, Colorado

April 20, 2004

Appendix A

AUDIT COMMITTEE CHARTER

of

KFx Inc.

Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of KFx Inc. (the “Company”) is to (i) assist the Board in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company’s external auditor (the “Independent Auditor”), and (d) the performance of the Company’s Chief Financial Officer (“CFO”) and the Independent Auditor; and (ii) prepare the report of the Committee required to be included in the Company’s annual proxy statement.

The Board recognizes that while the Committee has been given certain duties and responsibilities pursuant to this Charter, the Committee is not responsible for guaranteeing the accuracy of the Company’s financial statements or the quality of the Company’s accounting practices. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the Independent Auditor. The Board also recognizes that meeting the responsibilities of an audit committee requires a degree of flexibility. To the extent that procedures included in this Charter go beyond what is required of an audit committee by existing law and regulation, such procedures are meant to serve as guidelines rather than inflexible rules and the Committee is encouraged to adopt such different or additional procedures as it deems necessary from time to time.

Composition of the Committee

The Committee shall be comprised of three or more directors, each of whom (i) meets the independence requirements of the American Stock Exchange and (ii) otherwise satisfies the applicable requirements for audit committee service imposed by the Securities Exchange Act of 1934, as amended (the “Act”), or the American Stock Exchange. One member of the Committee shall be a “financial expert,” as such term is defined by the Securities and Exchange Commission. The chairperson of the Committee must be “financially sophisticated” and all members must be “financially literate” at the time of appointment as those terms are defined by the American Stock Exchange. No director who serves on the audit committee of more than two public companies other than the Company shall be eligible to serve as a member of the Committee. The Board shall make determinations as to whether a particular director satisfies the requirements for membership on the Committee.

The members of the Committee shall be appointed by the Board on the recommendation of the nominating/corporate governance committee and shall serve for such terms as the Board may determine, or until their earlier resignation, death or removal by the Board.

Meetings

The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, not less than four times a year. The Board shall designate one member of the Committee to serve as its chairperson. The Committee will meet at such times as determined by its chairperson or as requested by any two of its members. Notice of all meetings shall be given, and waiver thereof determined, pursuant to the provisions contained in the Company’s bylaws. The chairperson will preside, when present, at all meetings of the Committee. The Committee may meet by telephone or videoconference and may take action by unanimous written consent.

Each member of the Committee shall have one vote. One-third of the members, but not less than two, shall constitute a quorum. The Committee shall be authorized to take any permitted action only by the affirmative vote of a majority of the Committee members present at any meeting at which a quorum is present, or by the unanimous written consent of all of the Committee members.

The Committee shall maintain copies of minutes of each meeting of the Committee, and each unanimous written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee. A copy of the minutes of each meeting and all consents shall be placed in the Company’s minute book.

External Advisors

The Committee shall have the sole authority to obtain, at the Company’s expense, but at funding levels determined by the Committee, advice and assistance from outside legal, accounting or other advisors. The Committee shall also have authority to obtain advice and assistance from any officer or employee of the Company.

Duties and Responsibilities

The Committee shall:

•	Review the adequacy of this Charter at least annually.

•

Review and discuss the annual audited financial statements and quarterly financial statements with management and the Independent Auditor, including the disclosures under the caption “Management’s Discussion and Analysis of

Financial Condition and Results of Operations.” The Committee shall make a recommendation to the Board as to whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

•	Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies, it being understood that such discussions may, in the discretion of the Committee, be done generally (i.e., by discussing the types of information to be disclosed and the type of presentation to be made) and that the Committee need not discuss in advance each earnings release or each instance in which the Company gives earnings guidance.

•	Review reports to management prepared by the Independent Auditor or the CFO and any responses to the same by management.

•	Be responsible for the appointment, retention, termination, compensation and oversight of the Independent Auditor. The Committee shall also be responsible for the resolution of disagreements between management and the Independent Auditor regarding financial reporting. The Independent Auditor shall report directly to the Committee.

•	Pre-approve all auditing and non-audit services to be provided to the Company by the Independent Auditor, subject to any exceptions provided in the Act. The Committee may delegate to one or more of its members the authority to grant such preapprovals, provided that any such decision of such member or members must be presented to the full Committee at its next scheduled meeting.

•	Obtain and review, at least annually, a report from the Independent Auditor describing: the Independent Auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues; and all relationships between the Independent Auditor and the Company, including the matters set forth in Independence Standards Board Standard No. 1. Discuss with the Independent Auditor any issues or relationships disclosed in such report that, in the judgment of the Committee, may have an impact on the competence or independence of the Independent Auditor.

•

Obtain and review annually, prior to the completion of the Independent Auditor’s annual audit of the Company’s year-end financial statements (the “Annual audit”), a report from the Independent Auditor, describing (a) all critical accounting policies and practices to be used in the Annual audit, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor, and (c) other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences. Review any reports on such topics or similar topics prepared by management. Discuss with the Independent Auditor any material issues raised in such reports.

•	Review and evaluate the lead audit partner of the Independent Auditor and assure the regular rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law.

•	Obtain assurance from the Independent Auditor that the audit was conducted in a manner consistent with Section 10A of the Act.

•	Review the Company’s financial reporting processes and internal controls, based on consultation with the Independent Auditor and internal audits. Such review shall include a consideration of major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of identified deficiencies.

•	Discuss with the Independent Auditor the Independent Auditor’s judgment about the quality, not just the acceptability, of the accounting principles applied in the Company’s financial reporting.

•	Discuss with the Independent Auditor the Independent Auditor’s judgment about the competence, performance and cooperation of management.

•	Discuss with the CFO and management their views as to the competence, performance and independence of the Independent Auditor.

•	Review with the Independent Auditor any audit problems or difficulties and management’s response. The review should include discussion of the responsibilities, budget and staffing of CFO function.

•	Review with the Independent Auditor and management the extent to which any previously approved changes or improvements in financial or accounting practices and internal controls have been implemented.

•	Review annually the effect of regulatory and accounting initiatives on the Company’s financial statements.

•	Review annually the effect of off-balance sheet structures, if any, on the Company’s financial statements.

•	Discuss policies with respect to risk assessment and risk management, the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, it being understood that it is the job of management to assess and manage the Company’s exposure to risk and that the Committee responsibility is to discuss guidelines and policies by which risk assessment and management is undertaken.

•	Set clear hiring policies for employees or former employees of the Independent Auditor.

•	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Review periodically with management and CFO these procedures and any significant complaints received.

•	Meet separately, periodically, with management, the CFO and the Independent Auditor.

•	Report regularly to the Board, both with respect to the activities of the Committee generally and with respect to any issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Independent Auditor or the performance of the CFO.

•	Review with the Company’s chief legal counsel, or appropriate delegates, the Company’s compliance with legal and regulatory requirements.

•	Conduct an annual performance evaluation of the Independent Auditor and the CFO.

•	Prepare the report of the Committee required to be included in the Company’s annual proxy statement.

•	Perform such other duties and responsibilities, consistent with this Charter and governing law, delegated to the Committee by the Board.

[FRONT OF PROXY VOTING CARD]

PROXY

KFX INC.

55 Madison Street, Suite 745, Denver, Colorado 80206

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of KFx Inc. (the “Company”) hereby appoints C. Scott Hobbs and Rudolph G. Swenson, or either of them with full power of substitution, as attorneys and proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of the Company at the annual meeting of stockholders of the Company to be held on Thursday, May 20, 2004 at 10:00 a.m. local time at the executive offices of the Company, 55 Madison Street, Suite 745, Denver, Colorado 80206, and any postponements, continuations or adjournments thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below.

I hereby vote my shares of KFx Inc. Common Stock as specified on the reverse side of this card.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

1

[BACK OF PROXY VOTING CARD]

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR” the nominees of the Board of Directors in the election of directors and “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent accountants for the year ending December 31, 2004. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any postponements, continuations or adjournments thereof.

IMPORTANT – THIS PROXY MUST BE SIGNED AND DATED BELOW.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1 AND PROPOSAL NO. 2

	FOR	AGAINST	ABSTAIN
1. ELECTION OF NOMINEES LISTED BELOW:

A. STANFORD M. ADELSTEIN

B. MARK S. SEXTON

C. RICHARD S. SPENCER III

2. RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT ACCOUNTANTS

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION HEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

	DATED:	______________________,	2004
(Seal)

(Stockholder’s Signature)

(Stockholder’s Signature)

Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears on this card. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with corporate name by a duly authorized officer and affix corporate seal.

2